UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2015

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 South Hope Street, 25th Floor Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3333

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 1.01	Entry into a Material Definitive Agreement.

Fifth Supplemental Indenture

On September 25, 2015, CBRE GWS LLC, a Delaware limited liability company and indirect wholly owned subsidiary of the Company (“GWS”), CBRE Services, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Services”), and Wells Fargo Bank, National Association, as trustee (the “Trustee”), entered into a Fifth Supplemental Indenture (the “Fifth Supplemental Indenture”) to the Indenture, dated as of March 14, 2013, among Services, the Company, the guarantors party thereto and the Trustee (as supplemented on March 14, 2013, April 10, 2013, September 26, 2014, December 12, 2014, August 13, 2015 and by the Fifth Supplemental Indenture, the “Indenture”). Pursuant to the Fifth Supplemental Indenture, GWS agreed to fully and unconditionally guarantee all of Services’ obligations under the Indenture with respect to each of Services’ 5.00% Senior Notes due 2023, 5.25% Senior Notes due 2025 and 4.875% Senior Notes due 2026 on the terms set forth in the Indenture.

Supplement No. 1 to the Guarantee and Pledge Agreement

On September 25, 2015, GWS also entered into Supplement No. 1 (“Supplement No. 1”) to the Amended and Restated Guarantee and Pledge Agreement, dated as of January 9, 2015, among the Company, Services, certain other subsidiaries of Services and Credit Suisse AG, as administrative agent and as collateral agent (“Credit Suisse”). Pursuant to Supplement No. 1, GWS agreed to fully and unconditionally guarantee all of Services’ obligations under the Second Amended and Restated Credit Agreement, dated as of January 9, 2015 (as amended on May 28, 2015), among the Company, Services, certain other subsidiaries of Services, the lenders from time to time party thereto and Credit Suisse.

The above descriptions of each of the Fifth Supplemental Indenture and Supplement No. 1 are qualified in their entirety by Exhibit 4.1 hereto, with respect to the Fifth Supplemental Indenture, and by Exhibit 10.1 hereto, with respect to Supplement No. 1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following documents are attached as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated as of September 25, 2015, among CBRE GWS LLC, CBRE Services, Inc. and Wells Fargo Bank, National Association, as trustee, relating to the 5.00% Senior Notes due 2023, 5.25% Senior Notes due 2025 and 4.875% Senior Notes due 2026.

10.1	Supplement No. 1, dated as of September 25, 2015, to the Amended and Restated Guarantee and Pledge Agreement, dated as of January 9, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., and Credit Suisse AG, as administrative agent and as collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 25, 2015	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok Deputy Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Fifth Supplemental Indenture, dated as of September 25, 2015, among CBRE GWS LLC, CBRE Services, Inc. and Wells Fargo Bank, National Association, as trustee, relating to the 5.00% Senior Notes due 2023, 5.25% Senior Notes due 2025 and 4.875% Senior Notes due 2026.

10.1	Supplement No. 1, dated as of September 25, 2015, to the Amended and Restated Guarantee and Pledge Agreement, dated as of January 9, 2015, among CBRE Group, Inc., CBRE Services, Inc., certain subsidiaries of CBRE Services, Inc., and Credit Suisse AG, as administrative agent and as collateral agent.